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

                                                                   1717 K Street, NW, Suite 707
                                                                   Washington, DC  20006-1504
                                                                   Telephone (202) 331-8055
                                                                   Fax (202) 331-8190
                                                                   TIN: 52-6220193
                                                                   Participant I.D.: BTT027
                                                                   TIN: 52-6127745
                                                                   Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment Summary
                                           June 1, 2000 - June 30, 2000
                                                   Transactions

                                                      Market Value Units this   Total      Investment
   Date       Description              Dollar Amount  per Unit     Transaction  Units        Balance
   6/01/00  Beginning Balance       	             $1,026.2709               44,493.9909 $45,662,888.09
   6/30/00  Total Income Distribution  267,534.06
   6/30/00  Income Reinvestment        267,534.06                   256.1918   44,750.1827  46,731,385.16

            Ending Balance                           $1,044.2725               44,750.1827 $46,731,385.16

                                             Monthly Income
                    Ordinary           Operating     Net Ordinary
                    Income	        Expenses	Income         Capital Gains   Total Distribution
  Per Unit          $6.3433001852     0.3304868610      6.0128133242    0.0000000000         6.0128133242
  Participant Totals  $282,238.74	 14,704.68	  267,534.06	        0.00           267,534.06

<F1>
All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.
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

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									Participant ID: BTT027




                                                   Performance

											       Since
Type of Return	             		1-Month  3-Month  Y-T-D 1-Year  3-Year 5-Year 10-Year Inception
Trust Time-Weighted, Gross 		  2.37%  2.24%   4.61%  4.98%   6.48%   7.29%  8.47%       --
Trust Time-Weighted, Net   		  2.34%  2.15%   4.40%  4.56%   6.06%   6.84%  7.97%       --
Participant Dollar-Weighted, Net 	  2.34%  2.15%   4.40%  4.54%   6.06%   6.82%  7.90%      8.76%

<F1>
                        Performance returns greater than one year are annualized.

All performance figures presented herein are based upon historical results and do not assure future performance. Units may be worth more or less at redemption than at original purchase.

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
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